                                                                    EXHIBIT 10.9

                               INDEMNITY GUARANTEE

         This Agreement is made this 29th day of January, 2003 between NPC INC., a Colorado corporation ("NPC"), and FLYING J INC., a Utah corporation ("FJI").

         1. Recital.  Flying J Oil and  Gas Inc.,  all of the  capital  stock of
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which is owned by FJI, and Big West Oil & Gas Inc., all of the capital stock of which is owned by Flying J Oil and Gas Inc.,  are together the "Seller" under a Purchase and Sale Agreement  dated December 13, 2002,  (the "PSA") with NPC as the "Buyer" and with St. Mary Land & Exploration Company ("St. Mary") also a party thereto.

         2. Guarantee of FJI. (a) In consideration for NPC and St. Mary entering
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into and  performing  the PSA, FJI hereby  agrees upon demand to  guarantee  and perform the  indemnification  and related  obligations of the Seller in favor of the Buyer,  and to be jointly and  severally  liable  therefor  with the Seller, under  Sections  8.03(b)  and  8.03(d) of the PSA as fully with  respect to such
Sections  as if FJI  were a party to the PSA.  Notwithstanding  anything  to the contrary  contained  in the  foregoing,  the  obligation  of FJI with respect to
Section  8.03(d)  shall be subject to the  dollar  thresholds  set forth in such
Section  to the same  extent as such  thresholds  apply to the Seller and in the same manner as if FJI and the Seller were a single party.

         (b) THE INDEMNIFICATION PROVIDED FOR IN SUBPARAGRAPH (a) ABOVE SHALL BE
APPLICABLE  WHETHER OR NOT THE LOSSES,  COSTS,  EXPENSES AND DAMAGES IN QUESTION
ARISE SOLELY OR IN PART FROM THE GROSS, ACTIVE, PASSIVE OR CONCURRENT NEGLIGENCE
OR OTHER FAULT OF NPC OR ST. MARY. NPC AND FJI  ACKNOWLEDGE  THAT THIS STATEMENT
COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND IS CONSPICUOUS.

         3. Survival.  The obligations of FJI under this Agreement shall survive
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the Closing  under the PSA,  subject to the same  provisions  applicable  to the liability of the Seller under Section 8.06 of the PSA.

         4.  Representation  of FJI. FJI represents and warrants to NPC that the
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execution, delivery and performance of this Agreement have been duly and validly authorized  by all requisite  action on the part of FJI and that this  Agreement constitutes  the  legal  and  valid  obligation  of  FJI  fully  enforceable  in accordance  with its terms.  The performance of this Agreement will not violate, nor be in conflict  with,  any  provision  of FJI's  governing  documents or any agreement or  instrument  to which FJI is a party or to which it is bound or any judgment, decree, order, statute, rule or regulation applicable to FJI.

         5. Notices. Any communications under this Agreement shall be in writing
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and shall be  effective  when  received by mail,  telecopy  or hand  delivery as follows:

                  If to FJI:
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                           Flying J Inc.
                           1104 Country Hills Drive
                           Ogden, Utah 84403
                           Attn:  Mr. Barre Burgon, General Counsel
                           Telephone:  801-624-1402
                           Telecopy:  801-624-1263

                  If to NPC:
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                           NPC Inc.
                           550 N. 31st Street, Suite 500
                           Billings, Montana 59101
                           Attn: Mr. Ron Santi, Vice President - Land
                           Telephone: 406-245-6248
                           Telecopy: 406-245-9106

                           With a copy to:

                           St. Mary Land & Exploration Company
                           1776 Lincoln St., Suite  700
                           Denver, Colorado 80203
                           Attn: Milam Randolph Pharo, Vice President,
                                 Land & Legal
                           Telephone: 303-863-4313
                           Telecopy:  303-863-1040

         6. Benefit. This Agreement shall be binding upon and shall inure to the
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benefit of NPC and FJI and their  respective  successors  and assigns,  provided that FJI may not assign or delegate  any portion of its  obligations  under this
Agreement  without the prior written  consent of NPC, which consent shall not be unreasonably withheld.

         7. Limited  Application.  Except as  set forth in this  Agreement,  FJI
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shall not be obligated under or be a party to the PSA.

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                  Executed as of the day first above written.

                                        NPC INC.

                                        By: /s/ RONALD B. SANTI
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                                            Ronald B. Santi, Vice President -
                                            Land

                                        FLYING J INC.

                                        By: /s/ PHIL ADAMS
                                            -----------------------------------
                                            Phil Adams
                                            President
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